UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2026

NEW ERA ENERGY & DIGITAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-42433	99-3749880
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 N. Loraine Street, Suite 1324
Midland, TX 79701

(Address of principal executive office and Zip Code)

(432) 695-6997

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NUAI	The Nasdaq Stock Market LLC
Warrants	NUAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 24, 2026, New Era Energy & Digital, Inc., a Nevada corporation (the “Company”), entered into an At-The-Market Issuance Sales Agreement (the “Sales Agreement”) with Mizuho Securities USA LLC, B. Riley Securities, Inc., Northland Securities, Inc., TCBI Securities, Inc., doing business as Texas Capital Securities, BTIG, LLC, and Roth Capital Partners, LLC (collectively, the “Agents”), pursuant to which the Company may offer and sell, from time to time, through the Agents, shares of its common stock, par value $0.0001 per share (the “Common Stock”), having an aggregate offering price of up to $100 million (the “ATM Program”).

The Company is not obligated to sell any shares of Common Stock under the Sales Agreement. The Agents are not required to sell any specific number or dollar amount of shares of the Company’s Common Stock, but subject to the terms and conditions of the Sales Agreement, the Agents will use commercially reasonable efforts, consistent with their normal trading and sales practices and applicable laws and regulations, to sell shares of Common Stock from time to time based upon the Company’s instructions, including any price, time or size limits specified by the Company, subject to certain limitations. Under the Sales Agreement, the Agents may sell the shares of Common Stock by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”), including block transactions, sales made directly on or through the Nasdaq Global Market or sales made into any other existing trading market of the Company’s Common Stock.

The shares of Common Stock will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333- 292892) initially filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on January 23, 2026 (the “Registration Statement”), and declared effective by the SEC on January 30, 2026, and related prospectus supplements to be prepared and filed pursuant to Rule 424(b) from time to time in connection with the offer and sale of the shares of Common Stock. A prospectus supplement (the “Prospectus Supplement”), dated September 24, 2026, covering the offer and sale of shares of Common Stock having an aggregate offering price of up to $100 million was filed with the SEC on the date hereof.

The Company will pay the Agents a commission up to 3.5% of the gross proceeds from each sale of shares of Common Stock, reimburse legal fees and disbursements and provide the Agents with customary indemnification and contribution rights. The Sales Agreement will be effective until the earlier of the issuance and sale of all of the shares of Common Stock issuable pursuant to the ATM Program and the date that the ATM Program is otherwise terminated pursuant to the terms of the Sales Agreement.

The Company intends to use the net proceeds from any offerings, if any, for general corporate purposes, which may include, among other things, capital expenditures, working capital and paying or refinancing all or a portion of our then-outstanding indebtedness.

The foregoing description of the Sales Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any shares of Common Stock under the Sales Agreement nor shall there be any sale of such shares of Common Stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

A copy of the legal opinion of Anthony, Linder & Cacomanolis, PLLC relating to the validity of the issuance and sale of the shares of Common Stock under the ATM Program is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 8.01 Other Events

On September 24, 2026, in connection with the ATM Program, the Company included in the Prospectus Supplement certain additional disclosures related to its business. This disclosure is set forth below.

Ongoing Commercial Negotiations

The Company has prioritized negotiating towards one or more transactions directly with a tenant partner and is focused on discussions with multiple potential tenants, including one of the world’s largest consumers of AI infrastructure to serve as its anchor tenant for its flagship project pursuant to a direct lease. If we enter into a letter of intent with a tenant, it will be non-binding and subject to a number of terms and conditions, contingencies and uncertainties. Additionally, the Company may continue to explore joint ventures with development partners. The commercial terms of any lease or other commercial agreement may vary significantly, and the costs and execution risk of any project may increase and be subject to uncertainty, particularly in the event of a direct lease without a development partner. There can be no assurance that the Company will ultimately enter into a binding definitive agreement with a tenant or development partner, or that the terms of such agreement will be commercially acceptable.

Risks Related to Our Regulatory Environment

We face uncertainty and costly compliance with government regulations, including a recent pause on permits related to data center developments in Texas.

Our business is subject to extensive, evolving, and increasingly stringent federal, state, and local laws and regulations. Changes in laws and regulations can occur and these changes can be difficult to predict. New laws or regulations, or more stringent enforcement of existing laws or regulations, could adversely affect our business, financial condition and results of operations.

On September 21, 2026, Texas Governor Greg Abbott directed the Texas Commission on Environmental Quality to halt all permits sought by data centers in Texas until the completion of the previously announced audit by the Electric Reliability Council of Texas (“ERCOT”) of data centers in Texas’ grid interconnection queues. ERCOT’s audit is being conducted in conjunction with the Public Utility Commission of Texas and the Texas Water Development Board. As a result, certain permits necessary to the development of TCDC and other projects, including air permits, may be delayed until after completion of the ERCOT audit, which could have a material adverse effect on our development timeline, results of operations and financial condition.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements include, but are not limited to, statements contained in this Current Report on Form 8-K relating to the ATM Program, business strategy, our future operating results and liquidity and capital resources outlook. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements, include, without limitation, the risks contained in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and in our Form 10-Q for the quarterly period ended June 30, 2026.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
1.1#+	Sales Agreement, dated September 24, 2026, by and among New Era Energy & Digital, Inc., Mizuho Securities USA LLC, B. Riley Securities, Inc., Northland Securities, Inc., TCBI Securities, Inc., BTIG, LLC, and Roth Capital Partners, LLC.
5.1	Opinion of Anthony, Linder & Cacomanolis, PLLC, as to the legality of the securities being offered.
23.1	Consent of Anthony, Linder & Cacomanolis, PLLC (included as part of Exhibit 5.1 hereto).
EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

+	Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW ERA ENERGY & DIGITAL, INC.

Date: September 24, 2026	By:	/s/ Charles Nelson
Charles Nelson
Chief Executive Officer

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